                                  MSD&T SHARES
                          OF THE OFFIT HIGH YIELD FUND

                                  (THE "FUND")



LIKE ALL MUTUAL FUND SHARES, THESE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
TO STATE OTHERWISE IS A CRIMINAL OFFENSE.



                                   PROSPECTUS

                                October 20, 1999

                                TABLE OF CONTENTS

A LOOK AT GOALS, STRATEGIES,                FUND DESCRIPTION
RISKS, EXPENSES AND FINANCIAL               Investment Objectives............................................4
HISTORY.                                    Principal Investment Strategies..................................4
                                            Principal Risk Factors...........................................4
                                            Prior Performance................................................5
                                            Fees and Expenses of the Fund....................................6
                                            Financial Highlights.............................................7
                                            Investment Objectives and Principal Strategies...................8
                                            Additional Non-Principal Strategies..............................9
                                            Risks of Investing in the Fund..................................10

DETAILS ON THE MANAGEMENT                   MANAGEMENT OF THE FUND
AND OPERATIONS OF THE FUND.                 Investment Adviser..............................................22
                                            Service Provider Chart..........................................24

POLICIES AND INSTRUCTIONS FOR               SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                    Pricing of Fund Shares..........................................25
CLOSING AN ACCOUNT IN THE FUND.             Purchase of MSD&T Shares........................................25
                                            Redemption of MSD&T Shares......................................26
                                            Shareholder Services............................................27
                                            Dividends and Distributions.....................................27
                                            Taxes...........................................................27

DETAILS ON DISTRIBUTION AND                 DISTRIBUTION ARRANGEMENTS
OTHER SHAREHOLDER SERVICE                   Multiple Class Structure........................................30
PLANS.                                      Shareholder Serving Plan........................................30

                                            Appendix A:  Ratings...........................................A-1
                                            Appendix B:  Hedging and Derivatives...........................B-1

                                            FOR MORE INFORMATION................................see back cover

[LOGO] MSD&T Shares of the OFFIT High Yield Fund

The OFFIT Investment Fund, Inc. (the "Company") is an open-end, management investment company offering no-load, non-diversified investment portfolios including the OFFIT High Yield Fund (the "Fund").

The Fund's primary investment objective is high current income. Capital appreciation is a secondary objective.

MSD&T Shares are being offered through Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks.

The Fund may invest in high yield, high risk debt securities which are considered speculative and subject to certain risks. See "Risks of Investing in the Fund." There can be no assurance that the Fund's investment objectives will be achieved.

                    MSD&T SHARES OF THE OFFIT HIGH YIELD FUND

INVESTMENT OBJECTIVES

The Fund's primary investment objective is high current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 65% of its total assets in U.S. corporate fixed income securities that are rated below investment grade (i.e. high yield/high risk debt securities), offering potential returns that are sufficiently high to justify the greater investment risks. Securities offering the high yield that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Fund also invests in the securities of issuers with an operating history of more than one year (though the Fund may invest in the securities of issuers with a shorter operating history). The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.

PRINCIPAL RISK FACTORS

-    Investors may lose money.

- The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

- All or a substantial portion of the securities purchased by the Fund are lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal than higher rated securities and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

- The Fund is subject to interest rate risk. Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

- The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Fund" herein.

PRIOR PERFORMANCE*

ANNUAL TOTAL RETURNS

The bar chart below shows the annual total returns for Select Shares of the Fund for the last four calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.

         1995     -    17.74%
         1996     -    12.46%
         1997     -    12.09%
         1998     -     4.49%

Since inception (March 2, 1994), the highest calendar quarter total return for Select Shares of the Fund was 5.46% (quarter ended June 30, 1995) and the lowest calendar quarter total return was (3.45%) (quarter ended September 30, 1998).

* The returns noted above are for a class of shares, the Select Shares, that is not offered in this prospectus. The returns of the MSD&T Shares would, however, be substantially similar to those of the Select Shares because the MSD&T and Select Shares are invested in the same portfolio of securities. The returns would differ only to the extent that the MSD&T Shares have higher expenses than Select Shares and your returns would therefore be lower.

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the average annual total returns for Select Shares of the Fund for the past one calendar year and since inception compare with the Merrill Lynch All High Yield Bond Index (the "ML High Yield Index") for the same periods. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                      AVERAGE ANNUAL TOTAL RETURNS
                                   1 YEAR                  SINCE INCEPTION
                                   ------                  ---------------
Select Shares**                    4.49%                       9.42%

ML High Yield Index                3.66%                       9.15%


**   Commenced operations on March 2, 1994.

FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                               MSD&T
                                                                                              SHARES
                                                                                              ------
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases                                                      None
Maximum deferred sales charge                                                                  None
Maximum sales charge imposed on reinvested dividends                                           None
Redemption Fee                                                                                 None
Exchange Fee                                                                                   None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)

Advisory fees...................................................................                 .70%
Distribution (Rule 12b-1) fees (before waivers).................................                 None
Other expenses (before waivers/reimbursements)(1)...............................                 .57%
                                                                                               ------
   Total annual Fund operating expenses (before waivers/
   reimbursements)..............................................................                1.27%
Fee waivers(2)..................................................................                 .12%
                                                                                               ------
Net expenses....................................................................                1.15%
                                                                                               ------
                                                                                               ------

(1) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges.

(2) These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company and such waiver will continue for the full fiscal year of the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

-    you reinvested all dividends and distributions
-    the average annual total return was 5%
- (except for the deduction of fees waived in the first year) the percentage amounts charged in "Total annual Fund operating expenses" for MSD&T Shares remain the same over the time periods
-    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                        1 YEAR         3 YEARS        5 YEARS       10 YEARS
                        ------         -------        -------       --------
MSD&T Shares             $129            $403          $697          $1,534

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. The financial highlights tables below are for a class of shares, the Select Shares, that is not offered in this prospectus. The financial performance of the MSD&T Shares would be substantially similar to that of the Select Shares because the MSD&T Shares and Select Shares invest in the same portfolio of securities. This information below reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 1998 has been audited by PriceWaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 1998, which is available without charge upon request. The financial statements for the Fund for years prior to December 31, 1998 were audited by PriceWaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

                                                                            SELECT SHARES
                                        -------------------------------------------------------------------------------------
                                                                                                                   FOR THE
                                                                                                                 PERIOD FROM
                                        FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR        MARCH 2,
                                            ENDED             ENDED             ENDED             ENDED         1994* THROUGH
                                        DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                            1998              1997              1996              1995              1994
                                        -------------     -------------     -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of
 Period.............................      $    10.34        $    10.15         $    9.92         $    9.25         $   10.00(d)
                                        -------------     -------------     -------------     -------------     -------------
  Net investment income.............            0.88              0.87              0.89              0.90              0.72
  Net realized and unrealized gain
   (loss)...........................           (0.43)             0.31              0.29              0.67             (0.75)
                                        -------------     -------------     -------------     -------------     -------------
    Total income from investment
     (loss) operations..............            0.45              1.18              1.18              1.57             (0.03)
                                        -------------     -------------     -------------     -------------     -------------
Less Dividends and Distribution
 from:
  Net investment income.............           (0.88)            (0.87)            (0.89)            (0.89)            (0.72)
  Net realized gains................              --             (0.12)            (0.06)            (0.01)               --
                                        -------------     -------------     -------------     -------------     -------------
    Total dividends and
     distributions..................           (0.88)            (0.99)            (0.95)            (0.90)            (0.72)
                                        -------------     -------------     -------------     -------------     -------------
    Net change in net asset value
     per share......................           (0.43)             0.19              0.23              0.67             (0.75)
                                        -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of Period......      $     9.91        $    10.34         $   10.15         $    9.92         $    9.25
                                        -------------     -------------     -------------     -------------     -------------
                                        -------------     -------------     -------------     -------------     -------------
Total Return(a).....................            4.49%            12.09%            12.46%            17.72%             0.27%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands).......................      $1,739,622        $1,346,553         $ 851,720         $ 479,090         $ 222,317
  Ratios to average net assets:
    Expenses**......................            0.84%             0.87%             0.98%             1.05%             1.14%(c)
    Net investment income...........            8.67%             8.46%             8.86%             9.38%             8.97%(c)
    Portfolio Turnover Rate.........              36%               47%               41%               34%               42%

--------------------
*   Commencement of operations.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.

(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

(b) Not annualized.

(c) Annualized.

(d) Initial offering price.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's primary investment objective is high current income. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities (including debt securities, convertible securities and preferred stocks) which are lower rated or unrated at the time of investment. In addition, the Fund seeks to invest in debt securities which are "seasoned" senior securities (as defined below) and offer sufficiently high potential yields to justify the greater investment risk or issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. For purposes of this Prospectus, a "senior" security of an issuer is any security entitled to preference over the issuer's common stock in the distribution of income or assets upon liquidation.

Securities offering the high yield and appreciation potential characteristics that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Adviser attempts to identify securities which have underlying fundamentals that are improving or are sufficiently strong to sustain the issuer.

Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunity for capital appreciation. In selecting a security for investment by the Fund, the Adviser considers the following factors, among others: (i) the current yield, the yield to maturity where appropriate, and the price of the security relative to other securities of comparable quality and maturity; (ii) the balance sheet and capital structure of the issuer; (iii) the market price of the security relative to its face value; (iv) the rating, or absence of a rating, by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Duff & Phelps Credit Rating Co. ("D&P"); (v) the variety of issuers and industries represented in the Fund's portfolio; and (vi) management of the issuer. Industry trends and fundamental developments that may affect an issuer are also analyzed, including factors such as liquidity, profitability and asset quality. The Adviser is free to invest in high yield, high risk debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.

The Fund invests primarily in "seasoned" senior securities. The Fund defines a "seasoned" security as any security whose issuer or predecessors have been operating in their current form generally for more than one year, though the Fund may invest in securities of issuers having less than one year of operation. The Fund generally does not invest in original issue high yield securities of newly formed, highly leveraged corporations but reserves the right to do so. An additional risk associated with such investments is the unproven credit quality of newly formed corporations because of the lack of any operating history.

The higher yields sought by the Fund are generally obtainable from non-investment grade securities (i.e., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of equivalent quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities.
See "Risks of Investing in the Fund -- High Yield, High Risk Debt Securities" below.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

ADDITIONAL NON-PRINCIPAL STRATEGIES

The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its objective by investing under normal circumstances, in fixed income securities that are judged by the Adviser to be more creditworthy than generally perceived in the marketplace or issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. In addition, the Fund seeks capital appreciation opportunities in those special situations in which an issuer's senior securities sell at a substantial discount in relation to their liquidation value, or in which the creditworthiness of an issuer is believed, in the judgement of the Adviser, to be improving.

The Adviser also attempts to identify securities in which the asset values ultimately supporting the credit are sufficient so that attractive returns are achievable in the event of bankruptcy, reorganization or liquidation of the issuer. Some of the Fund's securities may be obtained as a result of the issuer's reorganization and may be non-performing, in default or arrears. The Adviser will obtain such securities in cases where it believes that capital appreciation may be possible.

Although the Fund's investments are primarily in U.S. corporate securities, it may also invest in foreign corporate debt securities, sovereign debt and mortgage-backed debt having many of the characteristics of its corporate portfolio. In addition, the Fund may invest in U.S. dollar denominated municipal obligations in seeking to achieve its investment objectives. Such investments may include municipal bonds issued at a discount, in circumstances where the Adviser determines that such investments would facilitate the Fund's ability to achieve its investment objectives. Dividends on shares attributable to interest on municipal securities held by the Fund will not be exempt from federal income taxes. The Adviser does not currently anticipate seeking investments in the common stock of any issuers. However, the Fund may acquire securities convertible into common stock or receive common stock in lieu of dividends, interest, or principal.

RISKS OF INVESTING IN THE FUND

GENERAL

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, to varying degrees and depending on the objectives and policies of the Fund, based on, among other things, (i) interest rate movements and, for debt securities, their duration,
(ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates,
(iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(vi) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that the Fund will achieve its investment objectives.

SECURITIES OF NON-U.S. ISSUERS

The Fund may invest all or some portion of its assets in securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which it may engage involve risks, including those set forth below.

SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many countries in which the Fund will invest, and the Latin American and other emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general and those of Latin American and other emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including Latin American and other emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

INVESTMENT AND REPATRIATION RESTRICTIONS. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions the Fund may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under Internal Revenue Code of 1986, as amended (the "Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

CURRENCY FLUCTUATIONS. To the extent that the Fund invests in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

EURO RISK. The securities of European issuers may be adversely affected by the introduction of the new European common currency, the euro. On January 1, 1999, eleven of the fifteen member countries of the European Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain) adopted the euro as their common legal currency. Consequently, some European holdings of the Fund, particularly government securities, will be redenominated in euros. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings of the Fund will be valued in euros. This will not affect the investment value of the Fund in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire and other European currencies are currently converted at the prevailing exchange rates. However, the Fund's service providers, as well as businesses in Europe, may incur increased costs to conduct transactions in their former currencies during the transition to the euro, and be compelled to allot capital resources to update information systems necessary for the euro conversion.

Upon the euro's introduction, the participating countries ceased to retain control of their respective monetary policies and agreed to follow a single monetary policy established by the European Central Bank. For participating countries, adopting the same monetary policy, regardless of the conditions of their domestic economies, could have a negative impact on those economies. Some of the economic criteria for the participating countries include the following: a sustainable budget deficit less than 3% of Gross Domestic Product (GDP), public debt less than 60% of GDP, low inflation and interest rates and no currency devaluations within two years of application. Some of the original participating countries are not fully compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the European Monetary Union, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. Therefore, it is unclear whether complete economic and monetary convergence will be attained as planned.

INFLATION. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and Latin American and other emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

MARKET CHARACTERISTICS; DIFFERENCES IN SECURITIES MARKETS. The securities markets in many countries, and in Latin American and other emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in Latin American and other emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in Latin American and other emerging market countries in particular, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and therefore no return is earned. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

NON-U.S. SUBCUSTODIANS. Rules adopted under the 1940 Act permit the Fund, to the extent it invests outside the U.S., to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Securities and Exchange Commission ("SEC") are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

GOVERNMENT SUPERVISION; LEGAL SYSTEMS. Disclosure and regulatory standards in certain foreign countries, including Latin American and other emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

FINANCIAL INFORMATION AND STANDARDS. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

HIGH YIELD, HIGH RISK DEBT SECURITIES

GENERAL. The Fund may invest all or substantially all of their respective assets in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or D by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining investment grade standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of their respective shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect each Fund's ability to sell securities at their fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. You should be aware, however, that they are subject to certain limitations. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

FIXED INCOME DEBT SECURITIES. The Fund may invest in fixed income debt securities. Changes in market yields will affect the Fund's NAV as prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Corporate issuers of securities valued below investment grade and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

SOVEREIGN DEBT SECURITIES. The Fund may invest in sovereign debt securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries, including developing or emerging countries such as those in Latin America, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries, including those in Latin America, are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers", above.

CONVERTIBLE SECURITIES

GENERAL. The Fund may invest in convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

SYNTHETIC CONVERTIBLE SECURITIES. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed income component") and the right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ-listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "Hedging and Derivatives" below for a discussion of call options and stock index call options.

A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

SHORT SALES

Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Fund is permitted to engage in short sales only with respect to securities related to those in their portfolios. The Adviser therefore expects that if the price of the securities the Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion.

NON-DIVERSIFIED FUNDS

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities.

HEDGING AND DERIVATIVES

The Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as, to the extent applicable, interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

The Fund may (if and to the extent so authorized and consistent with the Fund's objective and policies) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that the Fund segregate cash, U.S. government securities or other liquid assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

To the extent the Fund conducts Hedging and Derivatives outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Fund will not be obligated to pursue any of the Hedging and Derivatives strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by current economic conditions, the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or their investment objectives and policies, the Fund may utilize, without limitation, Hedging and Derivatives.

A detailed discussion of various Hedging and Derivatives including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in

Appendix B. Risks associated with Hedging and Derivatives are also described in Appendix B to this Prospectus.

YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Fund's service providers are taking the measures necessary to provide reasonable assurance to the Fund that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

In addition, problems processing year 2000 data could also have adverse effects on the computer systems of the issuers or entities that comprise the Fund's portfolio securities. If such issuers or entities are unable to properly address the year 2000 problem, then it could have an adverse effect on the operations of such issuers, which, in turn, could result in a drop in market value for the securities and a loss for the Fund. This problem may exist to a greater degree with respect to investments by the Fund in the securities of non-U.S. issuers. Generally, non-U.S. issuers have not devoted the resources necessary to properly address the year 2000 problem. Therefore, the problems noted above for domestic issuers of securities held by the Fund is likely to be exacerbated for the securities of non-U.S. issuers.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The OFFIT Investment Fund, Inc. (the "Company") receives investment advisory services from OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK manages each Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $10.8 billion in assets and serves as investment adviser to twenty registered investment company portfolios.

On September 1, 1999, OFFITBANK Holdings, Inc., the sole shareholder of OFFITBANK, merged with the Wachovia Corporation ("Wachovia"). Wachovia is a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. At June 30, 1999, Wachovia had $67 billion in assets and ranked 16th among U.S. banking firms. OFFITBANK will continue to operate under its own name as a distinct Wachovia company and it is not anticipated that the investment process or personnel at OFFITBANK will be affected by the merger.

Under the Investment Company Act of 1940, as amended, the advisory agreement between each Fund and OFFITBANK may have automatically terminated, by its own terms, as a result of the merger. At a Shareholders Meeting on July 30, 1999, shareholders of each Fund approved a new advisory agreement between each Fund and OFFITBANK to take effect as of the consummation of the merger to ensure the uninterrupted provision of services to the Funds.

Stephen T. Shapiro serves as the portfolio manager for the Fund. Mr. Shapiro is a Managing Director of OFFITBANK and has managed the Fund since March 1994.

For the fiscal year ended December 31, 1998, OFFITBANK received advisory fees equal to .70% of the Fund's average net assets, after waivers and reimbursements.

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY ("MERCANTILE") DOES NOT SERVE AS AN INVESTMENT ADVISER TO THE FUND AND NEITHER MERCANTILE NOR THE BOARD OF DIRECTORS OF M.S.D.&T. FUNDS, INC. IS RESPONSIBLE FOR SUPERVISING THE OPERATION OF THE FUND.

The following chart shows the Company's other service providers and includes their addresses and principal activities.


                                                       --------------------------------------
                                                                    SHAREHOLDERS
                                                       --------------------------------------

                                                       --------------------------------------
                                                                        MSD&T
Distribution and
Shareholder                                                       SUNLIFE BUILDING
Services                            -------------------                                      -----------------
                                                            20 S. CHARLES ST., 5TH FLOOR

                                                                 BALTIMORE, MD 21201
                                                       --------------------------------------

                 --------------------------------------                             ------------------------------------------------
                         PRINCIPAL DISTRIBUTOR                                                      TRANSFER AGENT

                     OFFIT FUNDS DISTRIBUTOR, INC.                                                     PFPC INC.

                  FOUR FALLS CORPORATE CENTER, 6TH FL. -----------------------------              400 BELLEVUE PARKWAY

                     WEST CONSHOCHOCKEN, PA 19428                                                 WILMINGTON, DE 19809

                     Distributes the Fund's Shares                                    Handles shareholder services, including
                                                                                      recordkeeping and statements, distribution
                 --------------------------------------                               of dividends and processing of buy and sell
                                                                                      requests.
Asset                                                                               ------------------------------------------------
Management
                 --------------------------------------

                                                                                    ------------------------------------------------

                          INVESTMENT ADVISER                                                           CUSTODIAN

                             OFFITBANK                                                           THE BANK OF NEW YORK

                         520 MADISON AVENUE                                                             ("BONY")

                         NEW YORK, NY 10022            -------------                             90 WASHINGTON STREET

                                                                                                  NEW YORK, NY 10286

                  Manages the Fund's business and                                     BONY serves as a custodian of the assets of
                       investment activities.                                         the Fund. The custodian settles all portfolio
                                                                                      trades and collects most of the valuation
                                                                                      data required for calculating the Fund's net
                 --------------------------------------                               asset value ("NAV").
                                                                                    ------------------------------------------------
Fund
Operations
                 --------------------------------------
                           ADMINISTRATOR AND
                         FUND ACCOUNTING AGENT

                               PFPC INC.

                         400 BELLEVUE PARKWAY          ------------------------------------------------------

                        WILMINGTON, DE  19809

                 Provides facilities, equipment and
                 personnel to carry out administrative
                 services related to the Fund and
                 calculates the Fund's NAV, dividends
                 and distributions.
                 --------------------------------------

                                                       --------------------------------------
                                                                BOARD OF DIRECTORS

                                                          Supervises the Fund's Activities
                                                       --------------------------------------

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                          Value of Assets Attributable to a Class
             NAV =     -  Value of Liabilities Attributable to the Same Class
                       ------------------------------------------------------
                          Number of Outstanding Shares of the Class

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday each day the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.



PURCHASE OF MSD&T SHARES

Clients of Mercantile and its affiliated and correspondent banks (the "Banks") may purchase MSD&T Shares through their qualified accounts with the Banks and should contact the Banks directly for appropriate purchase instructions.

Orders for purchases of MSD&T Shares will be executed at the NAV per share next determined after an order has been transmitted to and accepted by the Company's distributor. MSD&T Shares are subject to such investment minimums and other terms and conditions as may be imposed by the Banks from time to time. The Banks may offer additional services to their customers. For further information as to how to purchase MSD&T Shares of the Fund, you should contact the Company's Distributor.

OTHER PURCHASE INFORMATION

The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Company.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

REDEMPTION OF MSD&T SHARES

You must place all redemption orders for MSD&T Shares through the Banks in accordance with instructions or limitations pertaining to your account with the Banks. Redemption orders for MSD&T Shares are effected at the NAV next determined after the order is received by the Company's Distributor. While no redemption fee is imposed by the Fund, the Banks may charge your account for redemption services. You should contact the Banks or the Company's Distributor for further information regarding redemption of MSD&T Shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan.

OTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Company recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the Exchange or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Company to make payment wholly or partly in cash, the Company may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE. A shareholder who holds MSD&T Shares should consult the Banks to determine the availability of and terms and conditions imposed on exchanges with the other Funds of the Company.

TRANSFER OF REGISTRATION. The registration of the Fund may be transferred by writing to The OFFIT Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19899. As in the case of redemptions, the written request must be received in good order as defined above.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends of substantially all of its net investment income daily and pays dividends monthly. The Fund distributes, at least annually, substantially all net capital gains, if any. The Fund will inform shareholders of the amount and nature of all such income or gains.

Dividends are paid in the form of additional shares of the same class of the Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of the Fund. It is anticipated that expenses incurred by each class of shares of the Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

Shares purchased will begin earning dividends on the business day on which federal funds are available in payment for such shares. Shares redeemed will earn dividends through the date of redemption. Net investment income of the Fund for a Saturday, Sunday or a holiday will be declared as a dividend on the prior business day. If you who redeem all or a portion of the Fund's shares prior to a dividend payment date, you will receive all dividends declared but unpaid on those shares at the time of their redemption.

TAXES

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If the Fund qualifies as a RIC it will not be subject to federal income taxes with respect to its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of the Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders, provided that the Fund distributes each taxable year (i) at least 90% of its net investment income for such taxable year, and (ii) at least 90% of the excess of its tax-exempt interest income net of certain deductions allocable to such income.

The Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code, applicable to RICs generally will be applied to the Fund separately, rather than to the Company as a whole. In addition, net capital gain, net investment income and operating expenses will be determined separately for the Fund.

Dividends, either in cash or reinvested in shares, paid by the Fund from net investment income will be taxable to you as ordinary income. Whether paid in cash or additional shares of the Fund, and regardless of the length of time the shares in the Fund have been owned by you, distributions of net capital gain which are designated by the Fund as "capital gain dividends" are taxable to you as long-term capital gain. You will be notified annually by the Company as to the federal tax status of dividends and distributions paid by the Fund. Such dividends and distributions may also be subject to state and local taxes.

Exchanges and redemptions of shares in the Fund are generally taxable events for federal income tax purposes. You may also be subject to state and local taxes on such exchanges and redemptions.

Depending on your residence for tax purposes, distributions from the Fund may also be subject to state and local taxes or withholding taxes. You should consult with your own tax adviser about state and local tax matters.

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, if you are a resident of one of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by you. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, if you are a resident of one of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local taxes that would be available if you had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S.
government securities.

The Fund intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a non-deductible 4% federal excise tax. To do so, the Fund intends to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gain net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary or capital gain net income from the prior calendar year. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

The Fund may be subject to certain taxes imposed by foreign countries with respect to dividends, capital gain and other income. If the Fund qualifies as a RIC, if certain distribution requirements are satisfied and if more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, the Fund may elect to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. federal income tax regulations as paid by its shareholders. The Fund may make such an election in a taxable year in which it is qualified to make the election. For any year that the Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles will be included in your income and you will be entitled (subject to certain limitations) to credit the amount included in your income against your U.S. tax liabilities, if any, or to deduct such amount from your U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount that will be available for deductions or credit. In general, you may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders (including certain foreign shareholders as described below) who do not itemize deductions. If you elect to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. federal income tax against which such credit is taken that your taxable income from foreign sources (but not in excess of your entire taxable income) bears to your entire taxable income. For this purpose, the Fund expects that the capital gain they distribute to shareholders, whether dividends or capital gain distributions, will generally not be treated as foreign source taxable income. If the Fund makes this election, you will be treated as receiving foreign source income in an amount equal to the sum of your proportionate share of foreign income taxes paid by the Fund and the portion of dividends paid by the Fund representing income earned from foreign sources. This limitation must be applied separately to certain categories of income and the related foreign taxes.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities and gains realized on the sale of shares of the Fund will not be subject to U.S. federal income tax. If you are a non-resident, you are urged to consult your own tax adviser concerning the applicability of the U.S. withholding tax.

The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding or that you are an exempt recipient (such as a corporation).

                                -----------------

Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. You should consult your tax adviser concerning a prospective investment in the Fund and you should review the more detailed discussion of federal income tax consideration in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

Shares of the Fund are sold on a continuous basis by OFFIT Funds Distributor, Inc.

MULTIPLE CLASS STRUCTURE. The Fund offers multiple classes of shares. The major distinction between the share classes is the service or distribution fee related to each class. MSD&T Shares must be purchased and redeemed through the Banks, which are financial institutions that have entered into an agreement with the Company to provide various shareholder services to the beneficial owners of shares. Since the fees associated with the service or distribution plan are paid out of the Fund's assets on an on-going basis, over time shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

FEE PLAN:                       APPLIES TO:        PLAN PURPOSE:                FEES:
---------                       -----------        -------------                -----
Shareholder Servicing Plan      MSD&T Shares       The Plan is intended to      Payments may not exceed
                                                   compensate the Banks for     0.25% of the Fund's
                                                   shareholder services         aggregate average daily
                                                   provided to clients of the   net assets attributable to
                                                   Banks who own MSD&T Shares   MSD&T Shares.  Holders of
                                                   of the Fund.                 the Fund's MSD&T Shares
                                                                                bear this expense.


                                   APPENDIX A

     The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P") and Fitch Investors Service Inc. ("Fitch") that are applicable to certain obligations in which the Fund may invest.

COMMERCIAL PAPER RATINGS

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

     Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by S&P for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

     To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

MUNICIPAL NOTE RATINGS

     A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch and D&P use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


HEDGING AND DERIVATIVES

         The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The description of the Fund indicates which, if any, of these types of transactions may be used by the Fund. The Fund may be unable or limited in its ability to engage in Hedging and Derivatives by certain factors, including current economic conditions.

         A detailed discussion of Hedging and Derivatives follows below. The Fund will not be obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, a Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

         If and to the extent authorized to do so, the Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

         The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

         If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         If and to the extent authorized to do so, the Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         If and to the extent authorized to do so, the Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

         If and to the extent authorized to do so, the Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

         Except as provided in this Prospectus, the Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

         Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

         If and to the extent authorized to do so, the Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Derivatives, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

         The Fund may be authorized to enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a national principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

         Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

         The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations;
(2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

         If and to the extent authorized to do so, the Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

         Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

         The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

         Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the

Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Losses resulting from the use of Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of many Hedging and Derivatives by a Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                         THE OFFIT INVESTMENT FUND, INC.

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS                 INVESTMENT ADVISER
Dr. Wallace Mathai-Davis               OFFITBANK
CHAIRMAN OF THE BOARD, PRESIDENT AND   520 Madison Avenue
DIRECTOR                               New York, NY  10022-4213

Edward J. Landau                       DISTRIBUTOR
DIRECTOR                               OFFIT Funds Distributor, Inc.
                                       Four Falls Corporate Center, 6th Floor
The Very Reverend James Parks Morton   West Conshohocken, PA  19428-2961
DIRECTOR
                                       SHAREHOLDER SERVICING AGENT
Stephen M. Peck                        Mercantile Safe Deposit and Trust Company
DIRECTOR                               SunLife Building
                                       20 S. Charles Street, 5th Floor
Vincent M. Rella                       Baltimore, MD  21201
TREASURER
                                       CUSTODIAN
Stephen Brent Wells                    The Bank of New York
SECRETARY                              48 Wall Street
                                       New York, NY  10286
Michael Kagan
ASSISTANT TREASURER                    LEGAL COUNSEL
                                       Kramer Levin Naftalis & Frankel LLP
                                       919 Third Avenue
                                       New York, NY 10022

                                       ADMINISTRATOR; TRANSFER AND DIVIDEND
                                       DISBURSING AGENT
                                       PFPC Inc.
                                       400 Bellevue Parkway
                                       Wilmington, DE  19809

                                       INDEPENDENT ACCOUNTANTS
                                       PriceWaterhouseCoopers LLP
                                       1177 Avenue of the Americas
                                       New York, NY 10036

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for the Fund's most recently completed fiscal years or half years and, on an annual basis, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Contains more detailed information about the Fund's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

                   MSD&T Shares of The OFFIT High Yield Fund
                                 P.O. Box 8701
                          Wilmington, Delaware 19899
                                1-800-618-9510




Information about the Fund (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                  1-800-618-9510
                              MONDAY THROUGH FRIDAY
                          8:30 A.M. TO 5:00 P.M. (EST)
--------------------------------------------------------------------------------





         The Company's Investment Company Act File number is 811-08036.

                         THE OFFIT INVESTMENT FUND, INC.

                              400 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 20, 1999


     The OFFIT Investment Fund, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") provides information about the Company applicable to the M.S.D.&T. Shares of the High Yield Fund. This information is in addition to the information that is contained in the Company's Prospectus dated October 20, 1999.

     This SAI is not a prospectus. The Prospectus may be obtained, without charge, by calling the Company toll-free at (800) 618-9510 or by writing to the Company at 400 Bellevue Parkway, Wilmington, Delaware 19809. The SAI should be read in conjunction with the Company's Prospectus dated October 20, 1999 and the Company's Annual Report dated December 31, 1998, which is hereby incorporated by reference.

                                TABLE OF CONTENTS

                                                                                                       PAGE
Organization and Classification..................................................................        3

Non-Primary Investment Strategies and Related Risks..............................................        3

Additional Risk Considerations...................................................................       12

Fundamental Investment Policies..................................................................       13

Non-Fundamental Investment Policies..............................................................       14

Management of the Company........................................................................       15

Investment Adviser...............................................................................       17

Distributor .....................................................................................       18

Administration, Fund Accounting, Transfer Agency and Custody Services ...........................       19

Portfolio Transactions...........................................................................       20

Purchase of Shares...............................................................................       21

Redemption of Shares.............................................................................       21

Performance Calculations.........................................................................       22

Additional Information Concerning Dividends, Distributions and Taxes.............................       24

Shareholder Services.............................................................................       31

General Information .............................................................................       31

Financial Information ...........................................................................       32

                         ORGANIZATION AND CLASSIFICATION

     The Company is an open-end, management investment company that was incorporated under the laws of the State of Maryland on September 8, 1993. The Fund is non-diversified and offers three classes of shares: Select, Advisor and M.S.D.&T. Select Shares may be purchased from the Company's distributor, OFFIT Funds Distributor, Inc., Advisor Shares may be purchased through a Shareholder Servicing Agent and M.S.D.&T. Shares may be purchased through Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks and affiliates of State Street Bank and Trust Company.

THE TRANSFER

     On March 1, 1994, the High Yield Fund exchanged its shares (now Select Shares) for portfolio securities of The Senior Securities Fund, L.P. (the "Partnership"), a Delaware limited partnership, after which the Partnership dissolved and distributed shares of the Fund pro rata to its partners. Following this transfer (the "Transfer"), partners of the Partnership who participated in the Transfer constituted all of the shareholders of the Fund, except for shares representing seed capital contributed to the Fund by the Distributor. No gain or loss was recognized by the Partnership or the participating partners upon the Transfer. The investment performance of the Fund may include the performance of the Partnership. The investment objective and policies of the Fund are in all material respects equivalent to those of the Partnership. While the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the Fund is subject to certain restrictions on its investment activities under the Investment Company Act of 1940, as amended (the "1940 Act") and the Internal Revenue Code of 1986, as amended ("the Code") to which the Partnership was not subject. Had the Partnership been registered under the 1940 Act and subject to the provisions of the Code, its investment performance may have been adversely affected. Operating expenses incurred by the Fund may be higher than expenses that would have been incurred by the Partnership had it continued to operate as a private investment partnership. Past performance of the Fund (including the performance of the Partnership) should not be interpreted as indicative of the Fund's future performance.

               NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

REVERSE REPURCHASE AGREEMENTS

         The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase, the security in the future at an agreed upon price, which includes an interest component. Whenever the Fund enters into reverse repurchase agreements, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

ASSET-BACKED SECURITIES

     The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     CREDIT SUPPORT. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support. However, the existence of credit support may increase the market price of the security.

MORTGAGE-RELATED SECURITIES

     The Fund may invest from time to time in mortgage-related securities, consistent with its investment objective and policies, that provide funds for mortgage loans made to residential home owners. These include securities, such as collateralized mortgage obligations and stripped mortgage-backed securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as a Fund) by various government, government-related and private organizations.

     The Adviser expects that government, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objectives and policies, consider making investments in such new types of securities.

SHORT SALES

     The Fund may make short sales of securities "against the box". A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities. The convertible securities that may be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases.

     The Fund has no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES

     The Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

WARRANTS OR RIGHTS

     Warrants or rights may be acquired by the Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Fund and may be changed by the Company's Board of Directors without shareholder approval.

BORROWING

     The Fund's borrowings will not exceed 20% of its total assets and is permitted only for temporary or emergency purposes other than to meet redemptions. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow. In the event that the Fund employs leverage, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset values will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset values would decline faster than would otherwise be the case.

WHEN ISSUED AND FORWARD COMMITMENT TRANSACTIONS

     The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities at a set price with payment and delivery taking place beyond the normal settlement date, allow the Fund to lock in what the Adviser believes to be an attractive price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates or securities prices. No income accrues to the purchaser of a security on a when-issued or forward commitment basis prior to delivery. When the Fund purchases securities on a when-issued basis or engages in forward commitment transactions, it sets aside securities or cash with its custodian equal to the payment that will be due. Engaging in when-issued and forward commitment transactions can cause greater fluctuation in the Fund's net asset value and involves a risk that yields or prices available in the market on the delivery date may be more advantageous to the Fund than those received in each transaction.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place cash not available for investment or U.S. government securities or other liquid investments in a separate account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a separate account declines, additional cash or investments will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

LOANS OF PORTFOLIO SECURITIES

     For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, the Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, the Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

U.S. GOVERNMENT OBLIGATIONS

     Except for temporary defensive purposes, the Fund will not invest more than 25% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

     In addition to the U.S. Treasury obligations described above, the Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

     Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

     The Fund may invest in zero coupon securities and debt securities (including convertible debt securities) acquired at a discount. The Fund will only purchase such securities to the extent consistent with its investment objectives. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. The entire return of a zero coupon security consists of the amortization of discount. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

     Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities. Under current federal income tax law, the Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Taxes".

BANK OBLIGATIONS

     Bank obligations that may be purchased by the Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Fund does not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by the Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by the Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

VARIABLE AND FLOATING RATE INSTRUMENTS

     Securities purchased by the Fund may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Although a particular variable or floating rate demand instrument might not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market. With respect to the floating and variable rate notes and demand notes described in the Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers or guarantors of such notes and will continuously monitor their financial ability to meet payment obligations when due.

BRADY BONDS

     The Fund may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external defaulted commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

     The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

ILLIQUID SECURITIES

     The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

     With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933 and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of securities in the Fund's portfolio and report periodically on such decisions to the Board of Directors.

OTHER INVESTMENT COMPANIES

     The Fund reserves the right to invest up to 10% of its total assets in the securities of other unaffiliated investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS

     The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

HEDGING AND DERIVATIVES

     The Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.

TEMPORARY STRATEGIES

     The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

                         ADDITIONAL RISK CONSIDERATIONS

NON-U.S. WITHHOLDING TAXES

     The Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. See "Additional Information Concerning Taxes" below.

INVESTING IN PUERTO RICO, THE UNITED STATES VIRGIN ISLANDS AND GUAM

     Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during and after fiscal 1991. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy, the exchange rate of the U.S. dollar, the cost of borrowing and the relative stability in the price of oil. Puerto Rico is required to import all of its oil.

     Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The service sector, particularly finance, insurance and real estate, grew significantly in response to the expansion of the manufacturing sector. However, government layoffs and a recession driven slowdown in tourism have lead to weakness in these areas and have had a negative ripple effect on services as well. In addition, legislation was adopted in August 1993 which will phase out over a number of years certain tax benefits to U.S. corporations with manufacturing operations in Puerto Rico. Puerto Rico's unemployment rate tends to be significantly higher than the average rate for the United States.

     Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico.

     Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Non-recurring revenues have been used frequently to balance recent years' budgets. This reliance on non-recurring revenues and economic weakness led Standard & Poor's to change its outlook from stable to negative. Standard & Poor's rates Puerto Rico general obligation debt A, while Moody's rates it Baa1.

     The United States Virgin islands ("USVI") are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. However, a recession-driven decline in visitors to the Virgin Islands has caused unemployment to increase.

     An important component of the USVI revenue base is the federal excise tax on rum exports. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under the North American Free Trade Agreement. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. There is currently no rated, unenhanced Virgin Islands debt outstanding.

     Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population has grown consistently since 1970. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. Guam is also heavily reliant on tourists, particularly the Japanese. There is currently no rated, unenhanced Guam debt outstanding.

                         FUNDAMENTAL INVESTMENT POLICIES

     In addition to the Fund's investment objectives, the following is a list of restrictions and fundamental investment policies that may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined below under "General Information - Capital Stock.") The Fund may not:

     1. invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     2. invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid;

     3. purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     4. make loans, except that the Fund may (a) (i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances) and (ii) invest in loans and participations in accordance with its investment objectives and policies, (b) make loans of portfolio securities and (c) enter into repurchase agreements with respect to portfolio securities;

     5. underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     6. purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     7. purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's total assets in the case of any one other investment company and 10% of such total assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization; and

     8. sell securities short (except for short positions in a futures contract or forward contract or short sales against the box and except in connection with Hedging and Derivatives).

     The Fund may not borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets, and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of the Fund's total assets. The Fund may not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; the Fund may also make deposits of margin in connection with futures and forward contracts and options thereon). Investment restriction (8) is a non-fundamental policy with respect to the Fund.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

     The following are non-fundamental investment policies and may be changed by a vote of the Company's Board of Directors. The Fund may not:

     1. invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     2. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings (and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts and options on futures contracts, securities or indices);

     3. invest in stock or bond futures and/or options on futures unless (i) not more than 5% of the Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

     4. purchase or retain securities of an issuer if those officers or Directors of the Fund or its investment adviser who own more than 1/2 of 1% of such issuer's securities together own more than 5% of the securities of such issuer.

     In addition, the Fund may not:

     1. invest for the purpose of exercising control over management of any company; and

     2.   invest in puts, calls, straddles or spreads, except as described in
          (3) above;

     Except with respect to fundamental restriction number 2, and the restriction on borrowing, if a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     As an investment policy, the Fund will generally manage its investments in such a way as to satisfy the asset diversification test of the Investment Company Act of 1940 in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in such securities of any one issuer (other than the U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. However, the Adviser may in its sole discretion determine that it is in the best interest of the Fund and its shareholders to not follow this policy.

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

     The business of the Company is managed under the direction of the Board of Directors. Specifically, the Board of Directors is responsible for oversight of the Fund by reviewing and approving agreements with the Fund's service providers, and mandating policies for the Fund's operations. The principal occupations of the directors and executive officers of the Company (and any positions held with affiliated persons of the Company) for the past five years are listed below.

NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH THE FUND         PRINCIPAL OCCUPATION(S) PAST 5 YEARS
---------------------                    ------------------------------         ------------------------------------
Dr. Wallace Mathai-Davis                 Chairman of the Board, President,      Managing Director, OFFITBANK (investment
OFFITBANK                                and Director                           adviser) (1986-present); one additional
520 Madison Avenue                                                              Chairman of the Board, President and
New York, NY  10022                                                             Director position with the OFFIT Fund
Age: 54 Years                                                                   Complex.

Edward J. Landau                         Director                               Of Counsel, Wolf, Block Schorr and
Wolf, Block Schorr and Solis-Cohen LLP                                          Solis-Cohen, LLP (2/1/98-present); Member,
250 Park Avenue                                                                 Lowenthal, Landau, Fischer & Bring, P.C
New York, NY  10177                                                             (1960-1/31/98); Director, Revlon Group
Age: 71 Years                                                                   Inc., Revlon Consumer Products Inc.;
                                                                                Pittsburgh Annealing Box and Clad Metals
                                                                                Inc.; one additional Director position
                                                                                with the OFFIT Fund Complex.

The Very Reverend James Parks Morton     Director                               President, Interfaith Center of New York
Interfaith Center of New York                                                   (1/1/98- present); formerly Dean of
570 Lexington Avenue                                                            Cathedral of St. John the Divine
New York, New York  10022                                                       (1972-1996); one additional Director
Age: 74 Years                                                                   position with the OFFIT Fund Complex.


NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH THE FUND         PRINCIPAL OCCUPATION(S) PAST 5 YEARS
---------------------                    ------------------------------         ------------------------------------
Stephen M. Peck                          Director                               Investment Officer, Gilder Gagnon, Howe &
Gilder Gagnon, Howe & Co. LLC                                                   Co. LLC (1989 to present); Director,
1775 Broadway                                                                   Harnischferger, Inc. and Fresenius Medical
New York, NY  10019                                                             Care; one additional Director position
Age: 64 Years                                                                   with the OFFIT Fund Complex.

Vincent M. Rella                         Treasurer                              Controller, OFFITBANK (investment adviser)
OFFITBANK                                                                       (1986 to present); one additional Officer
520 Madison Avenue                                                              position with the OFFIT Fund Complex.
New York, NY  10022
Age: 46 Years

Stephen Brent Wells                      Secretary                              Managing Director, OFFITBANK (investment
OFFITBANK                                                                       adviser) (1994 to present); one additional
520 Madison Avenue                                                              Officer position with the OFFIT Fund
New York, NY  10022                                                             Complex.
Age: 54 Years

Michael Kagan                            Assistant Treasurer                    Administrator, OFFITBANK (investment
OFFITBANK                                                                       adviser) (1998 to present); Administrator,
520 Madison Avenue                                                              Bankers Trust (1997); Audit Senior,
New York, NY  10022                                                             PriceWaterhouse LLP (1994-1997); and one
Age: 28 Years                                                                   additional Officer position with the OFFIT
                                                                                Fund Complex.

David D. Marky                           Assistant Treasurer                    Vice-President and Director of Accounting
PFPC Inc.                                                                       (1996-present) of PFPC Inc.; Assistant
103 Bellevue Parkway                                                            Vice President and  Accounting  Conversion
Wilmington, DE  19809                                                           Manager (1992-present) of PFPC Inc; one
Age: 33 Years                                                                   additional Officer position with the OFFIT
                                                                                Fund Complex.

Gary M. Gardner                          Assistant Secretary                    Senior Vice President (1994-present) of
PFPC Inc.                                                                       PFPC  Inc.; Associate General Counsel
400 Bellevue Parkway                                                            (1992-1994) of The Boston Company, Inc.;
Wilmington, DE  19809                                                           one additional Officer position with the
Age: 47 Years                                                                   OFFIT Fund Complex.

David C. Lebisky                         Assistant Secretary                    Administrative Officer (1996-present) of
PFPC Inc.                                                                       PFPC Inc.; Legal Assistant (1994-1996)
400 Bellevue Parkway                                                            with the law firm of Drinker Biddle &
Wilmington, DE  19809                                                           Reath; BA Candidate (1990-1994) LaSalle
Age: 27 years                                                                   University; one additional Officer
                                                                                position with the OFFIT Fund Complex.

     The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.

     The Company pays each Director who is not also an officer or affiliated person an annual fee of $10,000 and a fee of $1,250 for each Board of Directors and Board committee meeting attended and reimburses such Director for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

DIRECTOR COMPENSATION
(The following table shows the compensation paid by the Company to the Directors for 1998.)

                                                                    Pension or                                Total Compensation
                                  Aggregate                     Retirement Benefits         Estimated         from Registrant and
                                Compensation                    Accrued as Part of       Annual Benefits         Fund Complex*
Name of Director             From the Registrant                   Fund Expenses         Upon Retirement       Paid to Directors
----------------             -------------------                   -------------         ---------------       -----------------
Morris W. Offit**                   $0                                  $0                     $0                    $0

Edward J. Landau               $18,750.00                               $0                     $0               $23,000.00

The Very Reverend
James Parks Morton             $18,750.00                               $0                     $0               $23,000.00

*For this purpose, the "Fund Complex" consists of The OFFIT Investment Fund, Inc. and The OFFIT Variable Insurance Fund, Inc., which are all the regulated investment companies advised by OFFITBANK.
**Mr. Offit resigned as a Director effective September 1, 1999 and was succeeded by Dr. Wallace Mathai-Davis.

                               INVESTMENT ADVISER

     The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser"). The advisory agreements (the "Advisory Agreements") between the Adviser and the Company provide that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreements, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

     On September 1, 1999, OFFITBANK Holdings, Inc., the sole shareholder of the Adviser, merged with the Wachovia Corporation ("Wachovia"). Wachovia is a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. At June 30, 1999, Wachovia had $67 billion in assets and ranked 16th among U.S. banking firms. The Adviser will continue to operate under its own name as a distinct Wachovia company and it is not anticipated that the investment process or personnel at the Adviser will be affected by the merger.

     Under the Investment Company Act of 1940, as amended, the advisory agreement between each Fund and the Adviser may have automatically terminated, by its own terms, as a result of the merger. At a Shareholders Meeting on July 30, 1999, shareholders of each Fund approved a new advisory agreement between each Fund and the Adviser to take effect as of the consummation of the merger to ensure the uninterrupted provision of services to the Funds.

     For its services under the Advisory Agreements, the Adviser receives from the Fund an advisory fee. The fee is calculated daily and paid monthly based on the average daily net assets of the Fund, at the annual rate of .85% of the first $200,000,000, .75% on the next $400,000,000 and .65% of amounts in excess of $600,000,000 of the Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase the Fund's net investment income available for distribution to shareholders. The Fund will not be required to reimburse the Adviser for any advisory fees waived. The Adviser may from time to time, at its own expense, provide compensation to financial institutions for performing administration or other tentative services for their customers. These services may include maintaining account records, processing orders to purchase, redeem and exchange shares and answering customer inquiries.

     The chart below shows the investment advisory fees for the Fund for the last three fiscal years along with any waivers that reduced the investment advisory fees. The fees shown were paid by the Fund to OFFITBANK.




                                                                                FISCAL YEAR ENDED
                                                        ------------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,               DECEMBER 31,
HIGH YIELD                                                  1998                      1997                       1996
----------                                                  ----                      ----                       ----
Fees earned                                               $11,091,248                $7,832,049                $4,989,174
Fees waived                                                        $0                        $0                        $0
Net amount of fees paid by the Fund                       $11,091,248                $7,832,049                $4,989,174

                                  DISTRIBUTOR

     OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of Provident Distributors, Inc., with its principal office at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961, distributes the shares of the Company. From January 1, 1997 to June 1, 1998, the Distributor was a wholly-owned subsidiary of BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services. Prior to January 1, 1997, the Distributor was a wholly-owned subsidiary of Furman Selz. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor, as agent of the Company, agrees to use its best efforts as distributor of the Company's shares. In order to reimburse the Distributor for its expenses incurred in certain activities intended to result in the sale of MSD&T Shares of the Fund, the Company has amended its Plan of Distribution (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Plan and Distribution Agreement, the Fund is authorized to spend for the account of MSD&T Shares up to 0.25% of its average daily net assets solely attributable to MSD&T Shares annually, to reimburse the Distributor for such activities primarily intended to result in the sale of MSD&T Shares, which are summarized in the Prospectus. For the fiscal periods ended December 31, 1998, December 31, 1997 and December 31, 1996, no distribution costs were incurred by the Fund.

SHAREHOLDER SERVICING AGENTS

     Pursuant to a Shareholder Servicing Plan adopted and amended by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions such as Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks and affiliates of State Street Bank and Trust Company ("Shareholder Servicing Agents") with respect to MSD&T Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own MSD&T Shares. Such services may include, among other things: assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Company's distributor; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's positions in the Fund; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Fund; and receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents.

     For the services provided, the Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to
 .25% of the average daily net asset value of MSD&T Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investment of customer assets in the Fund's MSD&T Shares.

      ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODY SERVICES

ADMINISTRATION

     PFPC Inc. ("PFPC"), serves as Administrator to the Company. Pursuant to an Administration and Accounting Services Agreement with the Company, PFPC performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by the Adviser or by Chase in its capacity as custodian of the Fund. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which will not exceed .125% of average daily net assets. From time to time, the Administrator may waive all or a portion of its fees.

     From January 1, 1997 to June 1, 1998, BISYS Fund Services Limited Partnership ("BISYS") served as the Company's administrator. Prior to January 1, 1997, Furman Selz served as the Company's administrator.

     The charts below show the administrative and fund accounting fees for the Fund for the last three fiscal years along with any waivers that reduced those fees.

                                                                                FISCAL YEAR ENDED
                                                        ------------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,               DECEMBER 31,
HIGH YIELD                                                  1998                      1997                       1996
----------                                                  ----                      ----                       ----
Fees earned                                                $1,696,494                $1,676,760                $1,001,474
Fees waived                                                  $442,728                  $811,392                  $485,738

Net amount of fees paid by the Fund                        $l,253,766                  $865,368                  $515,736

TRANSFER AGENCY

     PFPC serves as the Company's Transfer Agent and Dividend Disbursing Agent. As part of PFPC's duties, PFPC: (i) processes shareholder purchase and redemption orders; (ii) issues periodic statements to shareholders; (iii) processes transfers, exchanges and dividend payments; and (iv) maintains all shareholder records for each account in the Company. From January 1, 1997 to June 1, 1998, BISYS Fund Services, Inc., an affiliate of BISYS, served as the Company's transfer agent. Prior to January 1, 1997, Furman Selz served as the Company's transfer agent.

CUSTODY

     The Bank of New York ("BONY") serves as custodian of the assets of the Fund. The principal business address of BONY is 48 Wall Street, New York, New York 10286. Under the Custodian Agreement, the Custodian has agreed to maintain a separate account in the name of the Fund; hold and disburse portfolio securities on account of the Fund; collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; and make periodic reports to the Company's Board of Directors concerning the Fund's operations. BONY is authorized under the Custodian Agreement to establish separate account for the Fund's foreign securities with subcustodians, provided that BONY remains responsible for the performance of all of its duties under the Custodian Agreement. Prior to June 27, 1996, The Chase Manhattan Bank served as the custodian for the Fund.

COUNSEL

     Kramer Levin Naftalis & Frankel LLP, whose address is 919 Third Avenue, New York, NY 10022, serves as counsel to the Company.

INDEPENDENT ACCOUNTANTS

     PriceWaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants for the Company. The independent accountants conduct audits of the Company and assist in the preparation of the Company's semi-annual and annual reports.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund did not pay any brokerage commissions for the fiscal years ended December 31, 1996 and December 31, 1997. For the fiscal year ended December 31, 1998, the Fund paid $3,184 in brokerage commissions.

     Fixed-income and certain short-term securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

     Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures expected to be adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

     Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

                               PURCHASE OF SHARES

     For information pertaining to the manner in which MSD&T shares of the Fund are offered to the public, see "Purchase of Shares" in the Prospectus. The Company reserves the right, in its sole discretion, to (i) suspend the offering of shares of the Fund, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company. The officers of the Company may, from time to time, waive the minimum initial and subsequent investment requirements.

                              REDEMPTION OF SHARES

     For information pertaining to the manner in which MSD&T shares of the Fund may be redeemed, see "Redemption of Shares" in the Prospectus. The Company may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") or the bond market is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit.

     Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price, in whole or in part, by a distribution in kind.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Company's Prospectus under "Pricing of Fund Shares" and redeeming shareholders would normally incur brokerage expenses if they converted these securities to cash.

     No charge is made by the Fund for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                            PERFORMANCE CALCULATIONS

     The Company may from time to time quote various performance figures to illustrate the past performance of each class of shares of the Fund. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

     The Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if shorter, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                    n
             P (l+T)  =  ERV

     where:  P    =     a hypothetical initial payment of $1,000.
             T    =     the average annual total return.
             N    =     the number of years.
             ERV  =     the ending redeemable value of a hypothetical
                                 $1,000
                        payment made at the beginning of the period.

     The Fund presents performance information for each class of shares commencing with the Fund's inception (or the inception of the Partnership with respect to the Fund, see "The Transfer" above for more information). Performance information for each class of shares may also reflect performance for time periods prior to the introduction of such class, and the performance for such prior time periods will not reflect any fees and expenses, payable by such class that were not borne by the Fund prior to the introduction of such class.

     Because MSD&T Shares have been operating for less than a full calendar year, average annual total returns are unavailable.

     The Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

             Aggregate Total Return = ERV   -   1
                                      ---
                                      P

     In addition to total return, the Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                                    6
                 YIELD  =  2[(a-b+1) -1]
                              ---
                              cd

     where:     a = dividends and interest earned during the period.
                b = expenses accrued for the period (net of any reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                d = the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     The Fund may also advertise tax-equivalent yields which are computed by dividing that portion of yield that is tax-exempt by one, minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

     The Fund may also advertise its "risk adjusted return," which reflects the total return of the Fund over time adjusted to reflect volatility of the Fund.

     The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable ranking group. In addition, the Company may use performance data reported in financial and industry publications, including BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, MORNINGSTAR, MUTUAL FUND VALUES, THE WALL STREET JOURNAL, THE NEW YORK TIMES AND U.S.A. TODAY.

     The Fund may include in advertising or sales literature discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting), investment management techniques, policies or investment suitability of the Fund, economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks and bonds. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes.

      ADDITIONAL INFORMATION CONCERNING DIVIDENDS, DISTRIBUTIONS AND TAXES

     Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Fund or the implications to shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (I.E., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (I.E., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (I.E., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code
Section 1256 (unless the Fund elects otherwise), generally will be treated as ordinary income or loss.

     Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Fund's shareholders.

     In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

     Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

     Transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

     The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap, under an alternative method contained in the proposed regulations and, in the case of a cap or floor, under an alternative method which the IRS may provide in a revenue procedure).

     The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

     Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association, are treated as U.S. Government securities.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of calculating the excise tax, a regulated investment company:
(1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known: If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

     Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

     If a shareholder (1) incurs a sales load in acquiring shares of the Fund,
(2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION, LOCAL TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

     Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends (other than exempt-interest dividends) if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number, (ii) the IRS notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding.

     Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in any of the Funds.

                              SHAREHOLDER SERVICES

     The following supplements the information regarding shareholder services set forth in the Company's Prospectus relating to the Fund.

EXCHANGE PRIVILEGE

     A Shareholder who holds MSD&T Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds and portfolios of the Company.

     For federal income tax purposes, an exchange between Funds of the Company is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Company's, an exchange between a series of a fund was deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Funds or portfolios; shareholders may want to consult their tax advisers for further information in this regard. The exchange privilege maybe modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Fund to another person by written request to The OFFIT Investment Fund, Inc. at the address noted above. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares" in the Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                               GENERAL INFORMATION

CAPITAL STOCK

     All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional investment portfolios, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Company, any other single Fund (e.g., approval of Advisory Agreements) or any single class of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund, or of the class of shares of the Fund, if a class vote is required, are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund or of the class of shares of the Fund, if a class vote is required. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Each share of each class of the Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a class of the Fund are entitled to receive the assets allocable to that class of shares of the Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Fund, of any general assets not belonging to the Fund which are available for distribution. It is anticipated that expenses incurred by each class of shares of the Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

CERTAIN OWNERS OF SHARES OF THE COMPANY

     As of October 1, 1999, to the knowledge of the Administrator, the Officers and the Directors of the Company, as a group, owned less than 1% of the outstanding voting shares of the Fund. As of October 1, 1999, the were no persons who owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund.

OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL INFORMATION

     The audited financial statements for the Company and the notes thereto appearing in the most current fiscal year Annual Report to shareholders are incorporated in this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Company's independent accountants, PriceWaterhouseCoopers LLP, whose report thereon dated February 22, 1999, is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning the Company at the telephone number appearing on the front page of this Statement of Additional Information.